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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):    April 16, 2000

                                  ACSYS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Georgia                       000-23711                58-2299173
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                                 75 14th Street
                                   Suite 2200
                             Atlanta, Georgia 30309
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (404) 817-9440


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On April 16, 2000, Acsys, Inc. ("Acsys") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Tiberia B.V., a company organized in The Netherlands ("Parent"), Platform Purchaser Inc., a Georgia corporation ("Purchaser"), Vedior N.V., a company organized in The Netherlands ("Vedior"), Select Appointments North America Inc., a Delaware corporation and a wholly owned subsidiary of Vedior ("SANA") and Acsys, providing for transactions that will cause a change of control of Acsys and ultimately lead to Acsys becoming a wholly owned subsidiary of Parent. SANA and Vedior are guarantors of the obligations of Parent and Purchaser under the Merger Agreement. Copies of the Merger Agreement and the joint press release issued in connection therewith are attached hereto as Exhibits 2.1 and 99.2, respectively, and are incorporated herein by reference.

         Also on April 16, 2000, prior to the execution and delivery of the Merger Agreement, Acsys amended its Shareholder Protection Rights Agreement, dated June 20, 1999 ("Amendment No. 1 to Rights Agreement"), such that the execution and delivery of, and the consummation of the transactions contemplated by, the Merger Agreement and the ancillary agreements thereto, including, without limitation, the Support Agreements (as defined below), would not result in (i) Parent, Purchaser or the Guarantors being an Acquiring Person, (ii) the occurrence of a Flip-In Date, a Stock Acquisition Date, a Separation Time, a Flip-Over Transaction or Event, or (iii) Acsys having any obligation or the holders having any rights with respect to the Rights or the Shareholder Protection Rights Agreement, including, without limitation, the Rights becoming exercisable. For purposes hereof, the terms "Acquiring Person," "Flip-In Date," "Stock Acquisition Date," "Separation Time," "Flip-Over Transaction or Event," and "Rights" shall have the respective meanings ascribed thereto in the Shareholder Protection Rights Agreement. A copy of Amendment No. 1 to Rights Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         Under the terms of the Merger Agreement, Parent through Purchaser will commence a tender offer (the "Offer") to acquire all of Acsys' outstanding shares of common stock, no par value per share, together with the associated rights to purchase Acsys' Series A Junior Participating Preferred Stock (collectively, the "Shares"), at a price of $5.00, net to the shareholders in cash. The obligations of Parent and Purchaser to consummate the Offer and to accept for payment and to pay for Shares validly tendered on or prior to the expiration of the Offer and not withdrawn will be subject to the following conditions: (i) there being validly tendered and not withdraw prior to the expiration of the Offer that number of Shares which represents at least a majority of the Shares on a fully diluted basis, (ii) the expiration of (or the termination of the applicable waiting periods under) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (iii) certain customary conditions contained in the Merger Agreement.

         Pursuant to the Merger Agreement, following the completion of the Offer, Parent will acquire Acsys pursuant to the merger (the "Merger") of Purchaser with and into


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Acsys. Acsys will survive the Merger as a wholly owned subsidiary of Parent. In the Merger, any remaining Shares will cease to be outstanding and, except for shares held by Acsys shareholders who perfect their statutory dissenters' rights under the Georgia Business Corporation Code, will be converted into the right to receive cash in the amount of $5.00. If Parent and Purchaser acquire at least 90% of the Shares pursuant to the Offer, then the Merger will become effective as soon as practicable after the Offer without the necessity of obtaining the approval of the Merger by Acsys shareholders. The treatment of outstanding and to be granted stock options of Acsys is described in the Merger Agreement.

         Concurrently with the execution of the Merger Agreement, David C. Cooper, Acsys' Chief Executive Officer and Chairman of its Board of Directors, and his spouse and Harry J. Sauer, an Acsys director and Executive Vice President, and a family foundation controlled by Mr. Sauer entered into support agreements with Vedior and Purchaser (the "Support Agreements") whereby they agreed to tender all shares of Acsys common stock beneficially owned by them (approximately 16.9% of Acsys' currently outstanding shares) in the Offer, and if applicable, to vote their shares in favor of the Merger. Copies of the Support Agreements are attached hereto as Exhibits 2.2 and 2.3, respectively, and are incorporated herein by reference.

         Also concurrently with the execution of the Merger Agreement, as an inducement to the entering into the Merger Agreement by Vedior, Parent, Purchaser and SANA, each of David C. Cooper, Harry J. Sauer, Brady W.
Mullinax, Jr. and Pat Kennedy entered into amendments to their employment agreements with Acsys (the "Employment Agreement Amendments") that will govern their continued employment with Acsys from and after the time of the completion of the Offer. Copies of the Employment Agreement Amendments are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

         The foregoing summary descriptions of the Merger Agreement, Amendment No. 1 to Rights Agreement, the Support Agreements and the Employment Agreement Amendments do not purport to be complete and are qualified in their entirety by reference to the relevant exhibits.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:


          EXHIBIT NO.               DESCRIPTION
   -------------------------        --------------------------------------------

              2.1 Agreement and Plan of Merger, dated as of April 16, 2000, by and among Tiberia B.V.,
                                    Platform Purchaser Inc., Vedior N.V.,
                                    Select Appointments North America Inc. and
                                    Acsys, Inc.

              2.2                   Support Agreement dated as of April 16,
                                    2000 between Vedior N.V., Platform
                                    Purchaser Inc., David C. Cooper and Teri L.
                                    Cooper

              2.3                   Support Agreement dated as of April 16,
                                    2000 between Vedior N.V., Platform
                                    Purchaser Inc., Harry J. Sauer and The
                                    Sauer Family Foundation

             10.1                   Amendment of Employment Agreement between
                                    Acsys, Inc. and David C. Cooper dated April
                                    16, 2000

             10.2                   Amendment of Employment Agreement between
                                    Acsys, Inc., Acsys Resources, Inc. and
                                    Harry J. Sauer dated April 16, 2000

             10.3                   Amendment of Employment Agreement between
                                    Acsys, Inc. and Brady W. Mullinax, Jr.
                                    dated April 16, 2000

             10.4                   Amendment of Employment Agreement between
                                    Acsys, Inc. and Pat Kennedy dated April 16,
                                    2000

             99.1                   Amendment No. 1 dated April 16, 2000 to
                                    Shareholder Protection Rights Agreement, dated June 20, 1999, between Acsys, Inc.
                                    and SunTrust Bank, Atlanta, as Rights Agent

             99.2                   Joint Press Release of Acsys, Inc. and
                                    Vedior, NV, dated April 17, 2000


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ACSYS, INC.


                                  By:  /s/ Brady W. Mullinax, Jr.
                                     ---------------------------------------
                                     Brady W. Mullinax, Jr.
                                     Executive Vice President - Finance and
                                     Administration, Chief Financial Officer
                                     and Secretary

Dated:  April 18, 2000


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                                 EXHIBIT INDEX



          EXHIBIT NO.               DESCRIPTION
   -------------------------        --------------------------------------------

              2.1 Agreement and Plan of Merger, dated as of April 16, 2000, by and among Tiberia B.V.,
                                    Platform Purchaser Inc., Vedior N.V.,
                                    Select Appointments North America Inc. and
                                    Acsys, Inc.

              2.2                   Support Agreement dated as of April 16,
                                    2000 between Vedior N.V., Platform
                                    Purchaser Inc., David C. Cooper and Teri L.
                                    Cooper

              2.3                   Support Agreement dated as of April 16,
                                    2000 between Vedior N.V., Platform
                                    Purchaser Inc., Harry J. Sauer and The
                                    Sauer Family Foundation

             10.1                   Amendment of Employment Agreement between
                                    Acsys, Inc. and David C. Cooper dated April
                                    16, 2000

             10.2                   Amendment of Employment Agreement between
                                    Acsys, Inc., Acsys Resources, Inc. and
                                    Harry J. Sauer dated April 16, 2000

             10.3                   Amendment of Employment Agreement between
                                    Acsys, Inc. and Brady W. Mullinax, Jr.
                                    dated April 16, 2000

             10.4                   Amendment of Employment Agreement between
                                    Acsys, Inc. and Pat Kennedy dated April 16,
                                    2000

             99.1                   Amendment No. 1 dated April 16, 2000 to
                                    Shareholder Protection Rights Agreement, dated June 20, 1999, between Acsys, Inc.
                                    and SunTrust Bank, Atlanta, as Rights Agent

             99.2                   Joint Press Release of Acsys, Inc. and
                                    Vedior, NV, dated April 17, 2000


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